UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2016

NV5 GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 6, 2015 NV5 Global, Inc. (the “Company”) announced the completion of the acquisition of all the outstanding shares of capital stock of The RBA Group, Inc., Engineers, Architects and Planners, a New Jersey corporation (“RBA”), an engineering, planning, and architectural firm providing services to federal, state and local governmental agencies and the private sector in the Eastern region of the United States, pursuant to the Stock Purchase Agreement by and among the Company, RBA, each of the stockholders of RBA (the “RBA Stockholders”), and the stockholders representative, dated July 1, 2015 (the “Acquisition”).

Furnished as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined statement of income for the year ended December 31, 2015 of the Company and RBA. The pro forma financial statement gives pro forma effect to the Acquisition. The pro forma financial statement is derived from the historical financial statements of the Company and RBA and is based on the assumptions and adjustments described therein.

We currently anticipate filing a resale registration statement on Form S-3 (the “Registration Statement”) in the near future. The primary purpose of filing this Registration Statement is to fulfill registration obligations of the Company to certain of its existing securityholders. In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of updating the pro forma financial information included in the Current Report on Form 8-K filed on July 6, 2015, as amended on September 9, 2015 (the “Original Form 8-K”). Other than the updated information reflected in Exhibit 99.1 hereto, no other changes have been made to the pro forma financial information previously included in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company, after giving effect to the Acquisition and adjustments described in such pro forma information, are attached hereto as Exhibit 99.1, and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	The unaudited pro forma financial information for the Company, after giving effect to the Acquisition, and adjustments described in such pro forma information, for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2016

NV5 GLOBAL, INC.

By: /s/ Michael P. Rama Name: Michael P. Rama Title: Vice President and Chief Financial Officer

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